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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of MangoSoft, Inc. on Form S-2 of our report dated March 9, 2001, appearing in the Annual Report on Form 10-KSB of MangoSoft, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 30, 2001